UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Worldwide Growth Fund

SEMIANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the reporting period from November 1, 2016 through April 30, 2017, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 15.08%, Class C shares returned 14.65%, Class I shares returned 15.21%, and Class Y shares returned 15.24%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 12.12% total return.2

Global stocks gained ground amid better-than-expected corporate earnings reports, improving economic growth prospects, and positive investor sentiment in the wake of the U.S. presidential election. Successful country-allocation and security-selection enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies.

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks of prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential. The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Improving Economic Prospects Drove Stocks Higher

The Index rebounded over the reporting period, producing a double-digit gain stemming mainly from a synchronized upswing in global economic activity. Political uncertainty declined in response to fading fears of protectionist trade policies and a populist political resurgence in Europe, reinforcing positive market sentiment. Meanwhile, the Federal Reserve Board raised short-term interest rates in December 2016 and March 2017, and signs of momentum in the Eurozone and Japan fed speculation of moves towards interest-rate normalization in those economies, potentially paving the way for global monetary policy convergence in the next year. In the first two months of the reporting period, developed economies led the markets higher, primarily due to the outperformance of U.S. equities in the wake of the presidential election in November 2016. Over the first four months of 2017, however, a stronger growth backdrop and stable U.S. dollar helped emerging market equities significantly outpace their developed market counterparts. All 11 sectors of the Index registered positive absolute returns for the reporting period, led by the financials and information technology sectors. Energy companies comprised the weakest market sector for the reporting period as potential oil-price gains stemming from OPEC supply cuts were blunted by a resurgence in U.S. shale production.

DISCUSSION OF FUND PERFORMANCE (continued)

Country Allocations and Stock Selections Buoyed Relative Results

The net effects of stock-selection and country-allocation supported the fund’s results compared to the Index. Overweighted representation in France and the avoidance of direct investments in Japan were constructive, as was selective exposure to U.S equities. The fund’s stock focus in the consumer discretionary sector was the largest contributor to relative performance, primarily due to advantageous positioning within the media and luxury goods industry groups. Overweighted and correctly focused representation in the information technology sector further supported relative performance, with selections among semiconductor issues and an overweighted emphasis on Apple having the most significant positive impact. The strategic avoidance of telecommunication services, real estate, and utilities stocks also added value relative to the Index. The largest positive individual contributors to the fund’s returns included Christian Dior, Apple, Philip Morris International, Roche Holding, and L’Oréal.

Factors that detracted from relative results included an underweighted allocation to bank stocks and security-selection shortfalls among insurance companies in the financials sector. Limited representation in the industrials sector also had a negative impact due to a lack of exposure to the machinery and aerospace industries. An overweighted allocation to the weak energy sector likewise was a drag on relative performance. The largest detractors from returns included Imperial Oil, Gilead Sciences, Anheuser-Busch InBev, Danone, and Statoil.

A Strategic Emphasis on Global Industry Leaders

Synchronized recoveries in global growth and corporate earnings have represented significant tailwinds for stocks so far in 2017, but there are many competing forces at work, and the path from monetary to fiscal reflation policy has been murky. The fund’s investment strategy is differentiated by a long-term investment horizon and a strategic emphasis on identifying for investment high-quality, global industry leaders with best-in-class business models and strong recurring earnings streams. These companies typically have predictable policies of returning cash to shareholders, which can offer a degree of downside protection at times when broader markets may disappoint. Furthermore, in our view these multinational companies are well positioned to benefit from economic strength in the United States while also offering exposure to accelerating growth abroad, a characteristic we believe will be viewed as increasingly compelling as the differentiated effects of global reflation take hold.

May 15, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.45	$10.38	$5.07	$4.54
Ending value (after expenses)	$1,150.80	$1,146.50	$1,152.10	$1,152.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.06	$9.74	$4.76	$4.26
Ending value (after expenses)	$1,018.79	$1,015.12	$1,020.08	$1,020.58

† Expenses are equal to the fund’s annualized expense ratio of 1.21% for Class A, 1.95% for Class C, .95% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2017 (Unaudited)

Common Stocks - 99.3%	Shares		Value ($)
Banks - 1.4%
JPMorgan Chase & Co.	103,400		8,995,800
Consumer Durables & Apparel - 10.3%
Christian Dior	197,200		54,121,413
Hermes International	13,201		6,315,635
LVMH Moet Hennessy Louis Vuitton	15,175		3,744,077
			64,181,125
Consumer Services - 1.7%
McDonald's	76,950		10,767,613
Diversified Financials - 3.6%
BlackRock	30,900		11,883,213
Eurazeo	96,456		6,539,532
State Street	48,400		4,060,760
			22,483,505
Energy - 7.7%
Chevron	146,850		15,668,895
ConocoPhillips	25,000		1,197,750
Exxon Mobil	256,558		20,947,961
Imperial Oil	151,850	[a]	4,414,280
Total, ADR	112,050	[a]	5,733,599
			47,962,485
Food & Staples Retailing - 9.5%
Philip Morris International	422,150		46,791,106
Walgreens Boots Alliance	143,250		12,396,855
			59,187,961
Food, Beverage & Tobacco - 17.7%
Altria Group	242,800		17,428,184
Anheuser-Busch InBev	51,000		5,744,319
British American Tobacco, ADR	152,400	[a]	10,369,296
Coca-Cola	425,500		18,360,325
Danone, ADR	619,850	[a]	8,727,488
Diageo, ADR	103,150	[a]	12,112,905
Nestle, ADR	345,000		26,565,000
PepsiCo	101,325		11,478,096
			110,785,613
Health Care Equipment & Services - 1.3%
Abbott Laboratories	181,900		7,938,116

Common Stocks - 99.3% (continued)	Shares		Value ($)
Household & Personal Products - 5.7%
L'Oreal, ADR	714,150	[a]	28,463,163
Procter & Gamble	83,600		7,300,788
			35,763,951
Insurance - 2.2%
Chubb	82,100		11,268,225
Zurich Insurance Group	9,700		2,684,804
			13,953,029
Materials - 1.5%
Air Liquide, ADR	377,943		9,115,229
Media - 4.5%
Comcast, Cl. A	318,200		12,470,258
Twenty-First Century Fox, Cl. A	305,800		9,339,132
Walt Disney	56,700		6,554,520
			28,363,910
Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
AbbVie	137,500		9,066,750
Celgene	5,000	[b]	620,250
Johnson & Johnson	53,575		6,614,905
Novartis, ADR	63,400		4,883,702
Novo Nordisk, ADR	263,100		10,176,708
Roche Holding, ADR	873,750		28,569,877
			59,932,192
Semiconductors & Semiconductor Equipment - 3.9%
ASML Holding	71,200	[a]	9,387,720
Texas Instruments	191,950		15,198,601
			24,586,321
Software & Services - 10.1%
Alphabet, Cl. C	13,400	[b]	12,139,864
Facebook, Cl. A	148,000	[b]	22,237,000
Microsoft	229,000		15,677,340
Oracle	96,200		4,325,152
Visa, Cl. A	96,700	[a]	8,820,974
			63,200,330
Technology Hardware & Equipment - 5.9%
Apple	256,160		36,797,384
Transportation - 2.7%
Canadian Pacific Railway	77,100		11,815,575

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Transportation - 2.7% (continued)
Union Pacific	44,900		5,027,004
			16,842,579
Total Common Stocks (cost $240,990,480)			620,857,143
Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,339,923)	1,339,923	[c]	1,339,923
Investment of Cash Collateral for Securities Loaned - 6.0%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $37,604,551)	37,604,551	[c]	37,604,551
Total Investments (cost $279,934,954)	105.5%		659,801,617
Liabilities, Less Cash and Receivables	(5.5%)		(34,626,977)
Net Assets	100.0%		625,174,640

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At April 30, 2017, the value of the fund’s securities on loan was $49,334,037 and the value of the collateral held by the fund was $50,896,550, consisting of cash collateral of $37,604,551 and U.S. Government & Agency securities valued at $13,291,999.

b Non-income producing security.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	17.7
Consumer Durables & Apparel	10.3
Software & Services	10.1
Pharmaceuticals, Biotechnology & Life Sciences	9.6
Food & Staples Retailing	9.5
Energy	7.7
Money Market Investments	6.2
Technology Hardware & Equipment	5.9
Household & Personal Products	5.7
Media	4.5
Semiconductors & Semiconductor Equipment	3.9
Diversified Financials	3.6
Transportation	2.7
Insurance	2.2
Consumer Services	1.7
Materials	1.5
Banks	1.4
Health Care Equipment & Services	1.3
105.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $49,334,037)—Note 1(c):
Unaffiliated issuers	240,990,480	620,857,143
Affiliated issuers	38,944,474	38,944,474
Cash		372,725
Dividends and securities lending income receivable		3,000,786
Receivable for investment securities sold		1,100,905
Receivable for shares of Common Stock subscribed		260,964
Prepaid expenses		53,399
		664,590,396
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		553,730
Liability for securities on loan—Note 1(c)		37,604,551
Payable for shares of Common Stock redeemed		1,058,906
Accrued expenses		198,569
		39,415,756
Net Assets ($)		625,174,640
Composition of Net Assets ($):
Paid-in capital		216,882,106
Accumulated undistributed investment income—net		1,943,980
Accumulated net realized gain (loss) on investments		26,482,378
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		379,866,176
Net Assets ($)		625,174,640

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	405,435,636	51,912,348	130,189,906	37,636,750
Shares Outstanding	7,558,219	1,085,661	2,409,133	696,567
Net Asset Value Per Share ($)	53.64	47.82	54.04	54.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $597,594 foreign taxes withheld at source):
Unaffiliated issuers	8,380,948
Affiliated issuers	4,561
Income from securities lending—Note 1(c)	108,010
Total Income	8,493,519
Expenses:
Management fee—Note 3(a)	2,187,197
Shareholder servicing costs—Note 3(c)	864,915
Distribution fees—Note 3(b)	189,253
Professional fees	67,026
Custodian fees—Note 3(c)	60,349
Prospectus and shareholders’ reports	52,377
Registration fees	41,458
Directors’ fees and expenses—Note 3(d)	20,682
Loan commitment fees—Note 2	6,312
Interest expense—Note 2	2,144
Miscellaneous	19,297
Total Expenses	3,511,010
Less—reduction in fees due to earnings credits—Note 3(c)	(4,782)
Net Expenses	3,506,228
Investment Income—Net	4,987,291
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	26,484,098
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	51,552,201
Net Realized and Unrealized Gain (Loss) on Investments	78,036,299
Net Increase in Net Assets Resulting from Operations	83,023,590

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	4,987,291	8,242,350
Net realized gain (loss) on investments	26,484,098	36,801,359
Net unrealized appreciation (depreciation) on investments	51,552,201	(45,205,666)
Net Increase (Decrease) in Net Assets Resulting from Operations	83,023,590	(161,957)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(1,568,526)	(5,395,935)
Class C	-	(444,306)
Class I	(784,471)	(2,087,073)
Class Y	(263,928)	(145,665)
Net realized gain on investments:
Class A	(24,695,735)	(26,585,904)
Class C	(3,605,203)	(4,283,419)
Class I	(6,477,436)	(7,872,340)
Class Y	(2,029,011)	(350,098)
Total Distributions	(39,424,310)	(47,164,740)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	14,063,703	21,942,453
Class C	1,276,719	2,946,124
Class I	27,817,261	32,590,602
Class Y	10,961,777	27,481,875
Distributions reinvested:
Class A	23,506,615	28,523,227
Class C	2,711,269	3,459,458
Class I	6,567,617	9,086,439
Class Y	2,198,048	494,478
Cost of shares redeemed:
Class A	(45,991,948)	(69,379,986)
Class C	(7,337,390)	(13,200,652)
Class I	(33,438,053)	(54,109,829)
Class Y	(6,661,832)	(3,392,386)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(4,326,214)	(13,558,197)
Total Increase (Decrease) in Net Assets	39,273,066	(60,884,894)
Net Assets ($):
Beginning of Period	585,901,574	646,786,468
End of Period	625,174,640	585,901,574
Undistributed (distributions in excess of) investment income—net	1,943,980	(426,386)

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	281,509	438,317
Shares issued for distributions reinvested	490,427	578,881
Shares redeemed	(917,962)	(1,391,849)
Net Increase (Decrease) in Shares Outstanding	(146,026)	(374,651)
Class Ca
Shares sold	28,996	65,686
Shares issued for distributions reinvested	63,362	78,185
Shares redeemed	(162,737)	(292,627)
Net Increase (Decrease) in Shares Outstanding	(70,379)	(148,756)
Class Ia
Shares sold	547,130	656,935
Shares issued for distributions reinvested	136,061	182,671
Shares redeemed	(655,067)	(1,062,367)
Net Increase (Decrease) in Shares Outstanding	28,124	(222,761)
Class Ya
Shares sold	217,019	537,633
Shares issued for distributions reinvested	45,586	9,905
Shares redeemed	(130,900)	(66,712)
Net Increase (Decrease) in Shares Outstanding	131,705	480,826

[a]During the period ended April 30, 2017, 237 Class A shares representing $11,958 were exchanged for 236 Class I shares and during the period ended October 31, 2016, 195,624 Class I shares representing $10,025,717 were exchanged for 195,471 Class Y shares and 5,704 Class C shares representing $254,040 were exchanged for 5,091 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2017

		Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	50.01	54.03	55.33	51.69	45.09	42.06
Investment Operations:
Investment income—net[a]	.42	.69	.86	.78	.73	.66
Net realized and unrealized gain (loss) on investments	6.69	(.68)	(.09)	3.68	6.77	4.32
Total from Investment Operations	7.11	.01	.77	4.46	7.50	4.98
Distributions:
Dividends from investment income—net	(.21)	(.68)	(.89)	(.82)	(.70)	(.86)
Dividends from net realized gain on investments	(3.27)	(3.35)	(1.18)	–	(.20)	(1.09)
Total Distributions	(3.48)	(4.03)	(2.07)	(.82)	(.90)	(1.95)
Net asset value, end of period	53.64	50.01	54.03	55.33	51.69	45.09
Total Return (%)[b]	15.08[c]	.20	1.49	8.69	16.81	12.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21[d]	1.19	1.17	1.17	1.18	1.22
Ratio of net expenses to average net assets	1.21[d]	1.19	1.17	1.17	1.18	1.22
Ratio of net investment income to average net assets	1.69[d]	1.39	1.59	1.45	1.52	1.52
Portfolio Turnover Rate	1.02[c]	5.51	5.38	2.01	2.97	2.41
Net Assets, end of period ($ x 1,000)	405,436	385,324	436,507	478,579	490,921	427,373

a Based on average shares outstanding.

b  Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended April 30, 2017

		Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	44.90	48.93	50.33	47.09	41.18	38.47
Investment Operations:
Investment income—net[a]	.21	.30	.42	.35	.34	.29
Net realized and unrealized gain (loss) on investments	5.98	(.63)	(.10)	3.36	6.16	3.97
Total from Investment Operations	6.19	(.33)	.32	3.71	6.50	4.26
Distributions:
Dividends from investment income—net	–	(.35)	(.54)	(.47)	(.39)	(.46)
Dividends from net realized gain on investments	(3.27)	(3.35)	(1.18)	–	(.20)	(1.09)
Total Distributions	(3.27)	(3.70)	(1.72)	(.47)	(.59)	(1.55)
Net asset value, end of period	47.82	44.90	48.93	50.33	47.09	41.18
Total Return (%)[b]	14.65[c]	(.54)	.73	7.91	15.92	11.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[d]	1.93	1.91	1.91	1.93	1.97
Ratio of net expenses to average net assets	1.95[d]	1.93	1.91	1.91	1.93	1.97
Ratio of net investment income to average net assets	.95[d]	.66	.86	.71	.77	.74
Portfolio Turnover Rate	1.02[c]	5.51	5.38	2.01	2.97	2.41
Net Assets, end of period ($ x 1,000)	51,912	51,906	63,848	71,683	70,468	63,136

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2017

		Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	50.46	54.48	55.78	52.10	45.44	42.47
Investment Operations:
Investment income—net[a]	.50	.84	1.01	.92	.86	.71
Net realized and unrealized gain (loss) on investments	6.72	(.69)	(.09)	3.71	6.81	4.41
Total from Investment Operations	7.22	.15	.92	4.63	7.67	5.12
Distributions:
Dividends from investment income—net	(.37)	(.82)	(1.04)	(.95)	(.81)	(1.06)
Dividends from net realized gain on investments	(3.27)	(3.35)	(1.18)	–	(.20)	(1.09)
Total Distributions	(3.64)	(4.17)	(2.22)	(.95)	(1.01)	(2.15)
Net asset value, end of period	54.04	50.46	54.48	55.78	52.10	45.44
Total Return (%)	15.21[b]	.47	1.76	8.98	17.10	12.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.92	.90	.91	.92	.97
Ratio of net expenses to average net assets	.95[c]	.92	.90	.91	.92	.97
Ratio of net investment income to average net assets	2.01[c]	1.66	1.85	1.69	1.77	1.57
Portfolio Turnover Rate	1.02[b]	5.51	5.38	2.01	2.97	2.41
Net Assets, end of period ($ x 1,000)	130,190	120,150	141,850	136,654	110,847	91,478

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

	Six Months Ended April 30, 2017
		Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	50.49	54.52	55.81	52.11	48.38
Investment Operations:
Investment income—net[b]	.53	.69	.97	.92	.18
Net realized and unrealized gain (loss) on investments	6.72	(.51)	(.01)	3.77	3.88
Total from Investment Operations	7.25	.18	.96	4.69	4.06
Distributions:
Dividends from investment income—net	(.44)	(.86)	(1.07)	(.99)	(.33)
Dividends from net realized gain on investments	(3.27)	(3.35)	(1.18)	–	–
Total Distributions	(3.71)	(4.21)	(2.25)	(.99)	(.33)
Net asset value, end of period	54.03	50.49	54.52	55.81	52.11
Total Return (%)	15.24[c]	.56	1.84	9.10	8.41[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.86	.84	.85	.79[d]
Ratio of net expenses to average net assets	.85[d]	.86	.84	.85	.79[d]
Ratio of net investment income to average net assets	2.08[d]	1.41	1.74	1.51	1.10[d]
Portfolio Turnover Rate	1.02[c]	5.51	5.38	2.01	2.97
Net Assets, end of period ($ x 1,000)	37,637	28,522	4,581	141	1

a From the close of business on July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	371,372,822	—	—	371,372,822
Equity Securities - Foreign Common Stocks†	249,484,321	—	—	249,484,321
Registered Investment Companies	38,944,474	—	—	38,944,474

† See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2017, The Bank of New York Mellon earned $25,945 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	34,678,128	178,426,100	175,499,677	37,604,551	6.0
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,154,753	30,342,412	30,157,242	1,339,923.2
Total	35,832,881	208,768,512	205,656,919	38,944,474	6.2

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $8,072,979 and long-term capital gains $39,091,761. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2017 was approximately $272,400 with a related weighted average annualized interest rate of 1.59%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2017, the Distributor retained $4,832 from commissions earned on sales of the fund’s Class A shares and $1,103 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $189,253 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $482,576 and $63,084, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $63,308 for transfer agency services and $5,344 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4,782.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $60,349 pursuant to the custody agreement.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $377,469, Distribution Plan fees $31,445, Shareholder Services Plan fees $92,209, custodian fees $22,428, Chief Compliance Officer fees $3,861 and transfer agency fees $26,318.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2017, amounted to $5,980,198 and $46,682,055, respectively.

At April 30, 2017, accumulated net unrealized appreciation on investments was $379,866,663, consisting of $382,832,550 gross unrealized appreciation and $2,965,887 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus Worldwide Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0070SA0417

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 29, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)